Silver Summit

September 2008

Timberline
RESOURCES
CORPORATION

Timberline RESOURCES CORPORATION

Forward Looking Statements

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our ability to complete to SMD acquisition or that we will receive the anticipated benefits from the acquisition, as well as such other risk factors discussed in the Company's Annual Report on Form 10-KSB, as amended, for the year ended September 30, 2007. Completion of the SMD acquisition is subject to a number of conditions, including regulatory approval and completion of financing. There can be no assurance that we will be able to complete the acquisition of the current terms or at all. Except as required by the Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements.

Timberline RESOURCES CORPORATION

The Timberline Model

Mining Services...

















...Intelligent Exploration

WWW.TIMBERLINE-RESOURCES.COM

Timberline Resources Corporation

The Timberline Model

Mining Services...







We've taken the complementary businesses of mining services & mineral exploration and combined them into a unique, forward-thinking investment vehicle that provides investors exposure to both the "picks and shovels" & "blue sky" aspects of the mining industry.







...Intelligent Exploration

WWW.TIMBERLINE-RESOURCES.COM

Timberline RESOURCES CORPORATION

The Timberline Model

SERVICES

- Generate cash flow from mining service businesses.
- Two contract drilling subsidiaries: Kettle (U.S.) & World Wide (Mexico).
- Anticipated acquisition of SMD, a premier American underground mining contractor.

EXPLORATION

- Invest portion of cash flow in mineral exploration.
- Focus on high-potential, district-scale gold projects in the American West.
- Evaluating & pursuing opportunities for growth.

With its anticipated acquisition of SMD, Timberline will strengthen its niche position as an emerging, vertically-integrated resource company.

The Timberline Model

Why did we do this? Because we recognized that...

- The commodities market and the resource industry were poised for significant & sustained growth.
- The "pure exploration" model is too speculative & dilutive for many mainstream investors who desire sector entry.
- We had the right people, the knowledge base, and the experience to execute our ambitious business plan.



Gold – London PM Fix 2000 – present



Timberline Resources Corporation

The Timberline Model

Our progress, so far...

- Listed on AMEX as "TLR".
- Aggressive growth of operations, project portfolio, and team.
- Well-positioned for the future.



- Our service subsidiaries are robust & foundational while our district-scale exploration has significant upside potential.
- Our business is highly scalable and positioned to capitalize on current market conditions.
- We will pursue additional growth opportunities, organically and through further acquisitions, to build on our in-house capabilities to explore, permit, drill, develop, and mine.

The Timberline Model

For the remainder of 2008 & 2009, we anticipate...

- Robust earnings & strong balance sheet on service division revenues & cash flows.
- Investment in exploration and continued growth of service companies.
- Drilling at several key exploration projects.





- Broad appeal to institutional investors.
- Market position similar to a profitable mid-tier gold producer with fewer liabilities and more "blue sky".



Timberline Resources Corporation

Why Mining Services?



- Cash flow without the risk of mine ownership & environmental liability.
- Considerable upside exposure to the resource industry.

- Deployment of technical expertise complementary to successful exploration.
- Mining companies must drill to define ore for future production at their existing mines.
- Mining companies must develop and operate new mines.

Small Mine Development

Overview

- SMD is a leading American underground mine development & production contractor.



- Acquisition Agreement
  - $35 million – Up Front Cash
  - $15 million – Rolled Equity
  - $30 million – Deferred Cash

- Ron Guill, the founder and owner of SMD and a Timberline Director, will continue leading SMD for at least 4 more years.

- Adds underground mine development & operation to in-house capabilities at Timberline, positioning the Company for further growth organically and through acquisitions.

Timberline RESOURCES CORPORATION

Small Mine Development

Performance & Growth



- 26-Years of profitable operations.
- SMD has returned consistent 22-24% EBITDA for over 5 years.

- In 2008, SMD is expected to generate revenues exceeding $90 million with EBITDA of 20-25%.

- More than 300 employees working for major companies at 6 mine sites.
- Several new contracts added this year, actively bidding on others.



WWW.TIMBERLINE-RESOURCES.COM

Contract Drilling Services

Overview

- Timberline owns two contract drilling subsidiaries:
  - Timberline Drilling, Inc. (TDI) (Western U.S.) (formerly Kettle Drilling)
  - World Wide Exploration, S.A. de C.V. (Mexico)



- Both companies specialize in underground core drilling for major companies at active mines & development projects.
- More than 150 employees serving world-class clients including Newmont & Industrias Penoles.
- New management at TDI is focused on client satisfaction, efficiency & profitability.

Timberline RESOURCES CORPORATION

Contract Drilling Services

Performance & Growth





- Since Timberline's acquisition in 2006:
  - TDI's drill fleet has quadrupled from 4 to 16 active rigs.
  - World Wide has successfully evolved from start-up to 10 active rigs.
- In 2008, Timberline anticipates:
  - Total revenues exceeding $30 million, more than a 50% increase from 2007.
  - Consistent profitability from its drilling operations in both the U.S. & Mexico.

WWW.TIMBERLINE-RESOURCES.COM

Timberline RESOURCES CORPORATION

Why Exploration?

EXPLORATION IS "R & D" FOR THE MINING INDUSTRY



- Exposure & Leverage to ongoing bull market in natural resources.
- Few discoveries during 1990s commodity price collapse; Long lead-time to develop new deposits.
- Mining companies MUST replace depleting deposits to sustain their production and survive
- Potential for substantial returns on major discovery and/or mine development.

Timberline Resources Corporation

"Intelligent Exploration"

We seek to mitigate risks while retaining "blue sky" by:

- Taking new looks at known properties & former mines, building on historic data.
- Acquiring district-scale properties with potential to host world-class deposits.
- Adding value through the discovery process & forming JVs with larger companies.
- Realizing shareholder value through a carried interest or outright sale of our projects.



Projects Overview


Snowstorm
Butte Highlands
East Camp Douglas
Santa Rosa
Conglomerate Mesa

Timberline RESOURCES CORPORATION

Butte Highlands Project
Overview

- Advanced-stage Montana gold project with non NI 43-101 compliant resource exceeding 500,000 ounces.
- Nearly 100,000 feet of drilling by Placer Dome, Battle Mountain, ASARCO and Orvana.



- Located in prolific gold mining region known for world-class deposits; Central to historically-productive placer district.
- 2008 exploration & drilling will seek to verify & expand known mineralized areas and assess near-term production potential.

Timberline Resources Corporation

Butte Highlands Project

Exploration Results

Orvana Resource (non NI 43-101 compliant)

Resource Category	*Tonnage*	*Gold (oz/t)*	*Gold (oz)*
Measured & Indicated	583,253	0.335	195,208
Inferred	1,259,263	0.268	336,903
TOTAL	**1,842,516**	**0.289**	**532,067**

Orvana also reported a sizable "potential resource" along strike & down-dip.

- Positive pre-feasibility review by Orvana.
- Local mills available for ore processing.
- Patented ground, 100% owned; No royalties.

Best Drill Holes

Drill Hole	*Length (ft)*	*Gold (oz/t)*
DDH 89-1	49.8	0.65
BH 40-24	31.0	1.06
BH 96-5	11.5	1.99

Timberline RESOURCES CORPORATION

Butte Highlands Gold Project

Estimated Development & Mining Forecast

Description	Forecast
Capital Time / Cost to Develop	2 Years / $15 - $18 Million
Estimated Mineralization	500,000 ozs of Gold
Estimated Mine Life	5 Years
Estimated Production Rate	1,000 tons per day
Estimated Grade	0.289 ozs of gold per ton

Sensitivity Analysis:

Description	$600/oz Gold	$700/oz Gold	$800/oz Gold
Estimated Annual Revenue	$51,500,000	$60,000,000	$68,700,000
Estimated Net Margin Percentage	42%	50%	56%
Estimated Annual Net Margin Amount	$21,600,000	$30,000,000	$38,500,000

Corporate Objectives



- Complete the acquisition of SMD.
- Support new Management at TDI in achieving managed growth, customer satisfaction, and consistent profitability.

- Complete exploration & drilling programs at Butte Highlands and other key project sites.
- Advance Butte Highlands toward underground development.
- Increase our exploration activity through strategic partnerships.
- Evaluate M&A opportunities in mining services & exploration.

Key Team Members

Randal Hardy	CEO, CFO & Director
John Swallow	Executive Chairman
Paul Dircksen	VP-Exploration & Director
Craig Crowell	Chief Accounting Officer
Ron Guill	Director
Eric Klepfer	Director
Vance Thornsberry	Director
James H. Moore	Director

<u>Timberline Drilling Incorporated</u>

Martin Lanphere	President
Reggie Montgomery	General Manager
Paul Elloway	Operations Manager – Mexico







Timberline RESOURCES CORPORATION

Investment Highlights

INTEGRATION	Combines 'picks & shovels' & 'blue sky'; In-house ability to explore, permit, drill, develop & mine.
SERVICES	Timberline Drilling and SMD – two of the premier mining services contractors in the United States.
EXPLORATION	Focus on high-potential, district-scale gold projects in the American West.
GROWTH	SMD acquisition to quadruple our Services Division; Drilling has grown six-fold in two years.
EXPERIENCE	Accomplished industry veterans with records of company-building and discovery.

Silver Summit

September 2008

Timberline RESOURCES CORPORATION